Exhibit 10.7

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

AMENDMENT 3 TO MASTER SERVICES AGREEMENT 7062355

This Amendment No. 3 to Master Services Agreement No. 7062355 (the “Amendment”) is entered into by and between Goodman Networks Inc. (“Service Provider”) and Alcatel-Lucent USA Inc. (“ALU”) effective as of January 1, 2012 (“Effective Date”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the MSA.

WHEREAS, Service Provider and ALU executed that certain Master Services Agreement No. 7062355, effective November 2, 2009, as well as Amendment No. 1 to Master Services Agreement No. 7062355, effective November 2, 2009, and Amendment No. 2 to Master Services Agreement No. 7062355, effective January 1, 2011 (such Master Services Agreement, as amended by Amendment No. 1 and Amendment No. 2 thereto, being referred to herein as the “MSA”); and

WHEREAS, the Parties wish to amend and clarify their understanding with respect to certain provisions of the MSA.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. From and after the Effective Date, ALU shall pay Service Provider the following hourly rates for the performance of IE Services in the CDMA substream in any calendar quarter:

A.	*****

B.	*****

C.	*****

Alcatel – Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

The total cost of IE CDMA Services payable by ALU in any calendar quarter, as determined by the foregoing rates, shall be referred to herein as the “IE CDMA Gross Cost” for that quarter. The “IE CDMA Blended Rate” for the quarter shall mean the IE CDMA Gross Cost divided by the total number of IE CDMA Should Take Hours applicable to the quarter.

2. The foregoing rates shall apply to performance of all IE Services in the CDMA substream from and after the Effective Date, regardless of the Service Provider Personnel performing such Services. As such, the rates indicated in Sections 1.3, 5 and 6.3 of Schedule C (Prices) of the MSA shall not apply to IE CDMA Services. In addition, the foregoing rates include travel and living expenses; therefore, Section 6.5 of Schedule C (Prices) of the MSA shall not apply to IE CDMA Services.

3. In Section 8 of Schedule C (Prices) of the MSA, the reference to “the hourly rate for such Trainee” for IE CDMA Services shall mean the IE CDMA Blended Rate for the quarter in which the applicable training takes place.

Except as set forth herein, all other terms and conditions of the MSA shall remain in full force and effect, unamended. This Amendment, together with the non-conflicting terms in the MSA, represents the complete understanding of the Parties as it relates to the subject matter of the MSA. The MSA, as amended hereby, may only be modified by a writing signed by authorized representatives of both Parties.

ALCATEL-LUCENT USA INC.		GOODMAN NETWORKS INC.

Signature:	/s/ Neil D’Amelio

Name:	Neil D’Amelio

Title:	Vice President, Americas Regional Services Delivery

Date:

Signature:	/s/ Laurie Donahue	Signature:	/s/ Carol Murdock

Name:	Laurie Donahue	Name:	Carol Murdock

Title:	Senior Director, Americas Project	Title:	Vice President, Contracts

Date:	9/9/12	Date:	8-31-2012

Alcatel – Lucent Confidential & Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.